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                   ADVISORY AND INVESTMENT BANKING AGREEMENT
                   -----------------------------------------

     This Agreement is made and entered into as of the 27th day of January, 1999 by and between May, Davis Group Inc., a New York corporation ("May Davis"), and includes and not limited to MSU (UK) Ltd. and any and all affiliates ("the Company") as defined under Securities Act of 1933.

     In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


     1. Purpose: The Company hereby engages May Davis for the term specified in Paragraph 2 hereof to render consulting advice to the Company as an investment banker relating to financial and similar matters upon the terms and conditions set forth herein.

     2. Term: Except as otherwise specified in pargraph 4 hereof, this Agreement shall be effective from January 1, 1999 to December 31, 2000 (two years). There shall be an initial 6-month probationary period ("Initial Term") during which either party could terminate if (i) relationship found to be unsatisfactory,
(ii) insolvency of either party, or (iii) if either party is acquired.

     3. Duties of May Davis: During the term of this Agreement, May Davis shall provide the Company with such regular and customary financial consulting advice as is reasonably requested by the Company, provided the Consultant shall not be required to undertake duties not reasonably within the scope of this Agreement. It is understood and acknowledged by the parties that the value of May Davis's advice is not readily quantifiable, and that although May Davis shall be obligated to render the advice contemplated by this Agreement upon the reasonable request of the Company, in good faith, May Davis shall not be obligated to spend any specific amount of time in so doing. May Davis's duties may include but will not necessarily be limited to, providing recommendations concerning the following matters:

        a. Rendering advice with regard to any of the following corporate finance matters:


          (i)   changes in the capitalization of the Company;
          (ii)  changes in the Company's corporate structure;
          (iii) redistribution of shareholdings of the Company's stock;
          (iv)  offerings of securities in public and private transactions;
          (v)   alternative uses of corporate assets;
          (vi)  structure and use of debt;
          (vii) sales of stock by insiders pursuant to Rule 144 or otherwise;
          (vii) counsel management with respect to listing on a National Exchange; and
          (ix) provide strategic plan for the company over the next two years.

        b. In addition to the foregoing, May Davis agrees to furnish advice to the Company if requested in connection with (i) the acquisition of and/or merger with other companies, the sale of the Company itself, or any of its assets, subsidiaries or affiliates, or similar type of transaction (hereinafter referred to as a "Transaction"), and (ii) financings from financial

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institutions, including but not limited to lines of credit, performance bonds, letters of credit, loans or other financings (hereinafter referred to as a "Bank Financing").

        c. May Davis shall also render such other financial consulting and/or investment banking services as may from time to time be agreed upon by May Davis and the Company.

     4. Compensation: The Company shall pay May Davis the following compensation:

     Upon execution of this Agreement, (and in addition to the expenses provided for in Paragraph 5 hereof), the Company will reserve for May Davis 400,000 warrants exercisable for a period of five (5) years commencing one year from the date hereof at an exercise price of $1.50 per share; the Company will issue such warrants to May Davis upon the following basis: 112,500 upon execution of Agreement, 37,500 at the conclusion of the Initial Term and remaining issued on a quarterly basis over the remainder of the Term accruing monthly.

     5. Expenses of May Davis: In addition to the fees payable hereunder, and regardless of whether any transaction set forth in Paragraph 4 hereof is proposed or consummated, the Company shall reimburse May Davis for all fees and disbursements of May Davis' counsel and May Davis' travel and out-of-pocket expenses incurred in connection with the Services performed by May Davis pursuant to this Agreement, including without limitation, hotels, food and associated expenses and long-distance telephone calls.

     6. Liability of May Davis: The Company acknowledges that all opinions and advice (written or oral) given by May Davis to the Company in connection with May Davis's engagement are intended solely for the benefit and use of the Company in considering the transaction to which they relate, and the Company agrees that no person or entity other than the Company shall be entitled to make use of or rely upon the advice of May Davis to be given hereunder, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the company make any public references to May Davis, or use May Davis's name in any annual reports or any other reports or releases of the Company without May Davis's prior written consent.

     7. May Davis's Services to Others: The Company acknowledges that May Davis or its affiliates are in the business of providing financial services and consulting advice to others. Nothing herein contained shall be construed to limit or restrict May Davis in conducting such business with respect to others, or in rendering such advice to others.


     8. Company Information:


        a. The Company recognizes and confirms that, in advising the Company and in fulfilling its engagement hereunder, May Davis will use and rely on data, material and other information furnished to May Davis by the Company. The company acknowledges and agrees that in performing its services under this engagement, May Davis may rely upon the data, material and other information supplied by the Company without independently verifying the accuracy, completeness or veracity of same.

        b. Except as contemplated by the terms hereof or as required by applicable law, May Davis shall keep confidential all material non-public information provided to it by

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Company, and shall not disclose such information to any third party, other than such of its employees and advisors as May Davis determines to have a need to know.

     9. Indemnification:

        a. The Company shall indemnify and hold harmless against any and all liabilities, claims, lawsuits, including any and all awards and/or judgments to which it may become subject under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "Act") or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including awards and/or judgments) arise out of or are in connection with the services rendered by May Davis or any transactions in connection with this Agreement, except for any liabilities, claims and lawsuits (including awards and/or judgments), arising out of acts or omissions of May Davis. In addition, the Company shall also indemnify and hold May Davis harmless against any and all costs and expenses, including reasonable counsel fees, incurred or relating to the foregoing.

     May Davis shall give the Company prompt notice of any such liability, claim or lawsuit which May Davis contends is the subject matter of the Company's indemnification and the Company thereupon shall be granted the right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise and dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearing before any regulatory bodies and/or authorities.

     May Davis shall indemnify and hold the Company harmless against any and all liabilities, claims and lawsuits, including any and all awards and/or judgments to which it may become subject under the 1933 Act, the Act or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including awards and/or judgments) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact required to be stated or necessary to make the statement therein, not misleading, which statement or omission was made in reliance upon information furnished in writing to the Company by or on behalf of May Davis for inclusion in any registration statement or prospectus or any amendment or supplement thereto in connection with any transaction to which this Agreement applies. In addition, May Davis shall also indemnify and hold the Company harmless against any and all costs and expenses, including reasonable counsel fees, incurred or relating to the foregoing.

     The Company shall give to May Davis prompt notice of any such liability, claim or lawsuit which the Company contends is the subject matter of May
Davis's indemnification and May Davis thereupon shall be granted the right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise or dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

        b. In order to provide for just and equitable contribution under the act in any case in which (i) any person entitled to indemnification under this
Section 9 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry or a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such person in circumstances for which indemnification is provided under this
Section 10, then, and in each such case, the

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Company and May Davis shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion taking into consideration the relative benefits received by each party from the offering covered by the prospectus with respect to any transactions in connection with this Agreement (taking into account the position of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was assessed, the opportunity to correct and prevent any statement or omission and other equitable considerations appropriate under the circumstances; provided, however, that no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission so to notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a Contributing Party or his or its representative of the commencement thereof within the aforesaid fifteen (15) days, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified. Any such contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of the Contributing Party. The indemnification provisions contained in this Section 10 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

         10. May Davis an Independent Contractor: May Davis shall perform its services hereunder as an independent contractor and not as an employee of the Company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that May Davis shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time.

         11. Miscellaneous

             (1) This Agreement between the Company and May Davis constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein.

             (2) Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or
(ii) by facsimile, to the respective parties as set forth below, or to such other address as either party may notify the other in writing.

         If to the Company, to:         MSU (UK) Ltd.
                                        Elder House
                                        526-528 Elder Gate
                                        Central Milton Keynes MK 9 ILR
                                        England

         with a copy to:                (attorney)

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         If to May Davis, to:    May, Davis Group Inc.
                                 1 World Trade Center
                                 New York, NY 10048

         with a copy to:         Jay Kaplowitz, Esq.
                                 Gersten, Savage, Kaplowitz, Fredericks & Curtin
                                 101 E. 52nd Street
                                 New York, NY 10022

          (3) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, legal representatives and assigns.

          (4) This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

          (5) No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

          (6) This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City, and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth in Paragraph 11(b) hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                 MAY, DAVIS GROUP INC.



                                 By: /s/ Owen May
                                    --------------------------------------------
                                     Owen May, Chairman

                                 MSU (UK) Ltd.
                                 Elder House
                                 526-528 Elder Gate
                                 Central Milton Keynes MK 9 ILR
                                 England

                                 By:____________________________________________

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